EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Stephen Feldschuh, Vice-President of Operations and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen Feldschuh
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Stephen Feldschuh
Vice President of Operations and Chief Financial Officer
August 11, 2003


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